UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-05983

THE NEW GERMANY FUND, INC.

(Exact Name of Registrant as Specified in Charter)

343 Park Avenue, New York, NY 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The New Germany Fund, Inc. is a non-diversified, actively-managed Closed-End Fund listed on the New York Stock Exchange with the symbol “GF”. The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund’s shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron’s and other newspapers in a table called “Closed End Funds”. Daily information on the Fund’s net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund’s largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.newgermanyfund.com.

There are three Closed-End Funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

•	The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in European countries that utilize the Euro currency.
•	The New Germany Fund, Inc.—investing primarily in the middle market German companies and up to 20% else- where in Western Europe (with no more than 10% in any single country).
•	The Central Europe and Russia Fund, Inc.—investing pri- marily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

These funds are not diversified and focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility.

[Graphic Appears Here]

The New Germany Fund, Inc.

Annual Report

December 31, 2005

20958

The New Germany

Fund, Inc.

[Graphic Appears Here]

LETTER TO THE SHAREHOLDERS

German equities posted double-digit gains in 2005, boosted by revitalized confidence in economic growth, subsiding inflation fears and increased risk appetite. Equity markets in Germany and much of the rest of the world dipped lower at the beginning of the fourth quarter on concerns of slowing growth and rising inflation, but the markets bounced in November and December to register strong gains for the year. The MidCap Market Performance Index reached its highest level since 2000, as 2005 marked the sixth consecutive year that small and mid caps outperformed large caps. In the fourth quarter of 2005, the strongest performance for small and mid cap stocks in Germany was related to takeovers and takeover speculation. In addition, some commodity-related stocks outperformed on the back of increased earnings estimates in the fourth quarter, while domestic-oriented consumer stocks underper-formed, as did stocks in the solar sector.

On the economic front, the German ZEW index, which measures economic expectations, had its largest one-month uptick in more than a decade while the Ifo Index, which measures the business climate, reached its highest level in five years. The European Central Bank raised rates for the first time in two and a half years, to 2.25%, while the US Federal Reserve raised rates twice during the fourth quarter, ending at 4.25%. The US dollar strengthened significantly against the euro in 2005. Oil prices ended the year 40% higher, while the top-performing commodity of the year, natural gas, gained 83% for the year.

For the fiscal year 2005, The New Germany Fund’s total net asset value rose by 13.68% and its share price rose by 18.94%. During the same period, the fund’s benchmark, the Midcap Market Performance Index, gained 14.17%.

During the fourth quarter, the fund reduced its holdings in the banks and financial services sector, in part due to a significant reduction in the fund’s position in Hypo Real Estate, which “graduated” from the MidCap Market Performance Index to the large-cap DAX Index. The fund continues to hold a position in the company, due to our belief in its strong business model and a promising outlook. Meanwhile, the Fund initiated a position in Interhyp, which is the market leader in online real estate mortgage financing in Germany. The fund’s position in Interhyp made the strongest contribution to performance in the fourth quarter. The Fund increased its overweight stance on the technology sector by initiating a position in Q-Cells, the largest non-integrated, pure cell manufacturer in the world, and increasing its position in Wincor Nixdorf.3 As a pure-play solar cell manufacturer, Q-Cells is benefiting from the trend toward greater renewable energy adoption, while Wincor Nixdorf announced several major information technology contracts that should help the company continue its transition from a hardware to a software/services company. In the materials sector, the fund’s long-term position in K+S and the underweight position in HeidelbergerCement burdened the fund’s performance.

The fund purchased 689,500 of its shares in the open market during 2005. The fund’s discount to net asset value averaged 13.13% for the year ending December 31, 2005, compared with 17.38% for the previous fiscal year.

The sources, opinions and forecasts expressed are as of January, 2006. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

[1]	DAX Index is a total rate of return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

[2]	The Midcap Market Performance Index is a total return index that is composed of various MDAX and TecDax issues, reflecting the performance of mid-caps across all sectors of the Prime Segment.

Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

[3]	“Overweight” means the fund holds a higher weighting in a given sector or security than the benchmark. “Underweight” means the fund holds a lower weighting.

Sincerely,

/s/Christian Strenger	/s/Vincent J. Esposito
Christian Strenger	Vincent J. Esposito

Chairman	President and Chief Executive Officer

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.newgermanyfund.com

FUND HISTORY AS OF DECEMBER 31, 2005

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment returns and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.newgermanyfund.com for the Fund’s most recent performance.

TOTAL RETURNS:
			For the years ended December 31,

	2005	2004	2003	2002	2001	2000

Net Asset Value(a)	13.68%	24.44%	93.07%	(39.60)%	(35.68)%	(11.46)%
Market Value(a)	18.94%	30.50%	102.42%	(39.52)%	(33.86)%	(14.35)%
Benchmark	14.17%[1]	23.46%[1]	78.56%[2]	(37.58)%[3]	(33.46)%[4]	(16.13)%[4]

(a)

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

(1)	Represents the Midcap Market Performance Index.***
(2)	Represents an arithmetic composite consisting of 75% MDAX*/25% NEMAX 50** from 1/1/03–3/31/03 and 100% Midcap Market Performance Index from 4/1/03–12/31/03.
(3)	Represents 60% MDAX/40% NEMAX 50 for 1/1/02–8/31/02 and 75% MDAX/25% NEMAX 50 for 9/1/02–12/31/02.
(4)	Represents 60% MDAX/40% NEMAX 50.

*	MDAX is a total rate of return index of 50 mid-cap issues that rank below the DAX. DAX is the total rate of return index of 30 selected German blue chips stocks traded on the Frankfurt stock exchange.
**	NEMAX 50 is comprised of the 50 largest technology issues from the Prime Segment that are ranked below the DAX.
***	Midcap Market Performance Index is a total return index that is composed of various MDAX and TecDAX**** issues, reflecting the performance of the mid-caps across all sectors of the Prime Segment.
****	TecDax is a total return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investments in funds involve risk including the loss of principal.

This Fund is not diversified and primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering, and once issued, shares of closed-end funds are sold in the open market through a stock exchange. The Fund has elected to not be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz). As a result German investors in the Fund may be subject to less favorable lump-sum taxation under German law.

FUND HISTORY AS OF DECEMBER 31, 2005 (continued)

STATISTICS:
Net Assets				$281,825,046
Shares Outstanding				24,960,198
NAV Per Share				$11.29
DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:
Record	Payable	Ordinary	LT Capital
Date	Date	Income	Gains	Total

12/22/05	12/30/05	$0.410	$ —	$0.410
05/19/05	05/27/05	$0.140	$ —	$0.140
12/22/04	12/31/04	$0.230	$ —	$0.230
05/06/04	05/14/04	$0.050	$ —	$0.050
12/22/03	12/31/03	$0.022	$ —	$0.022
07/24/03	07/30/03	$0.003	$ —	$0.003
11/20/00	11/29/00	$0.010	$1.30	$1.310
09/01/00	09/15/00	$0.070	$0.35	$0.420
OTHER INFORMATION:
NYSE Ticker Symbol				GF
NASDAQ Symbol				XGFNX
Dividend Reinvestment Plan				Yes
Voluntary Cash Purchase Program				Yes
Annual Expense Ratio (12/31/05)*				1.64%

*	Represents expense ratio before custody credits. Please see “Financial Highlights” section of this report.

PORTFOLIO BY MARKET SECTOR AS OF DECEMBER 31, 2005 (As % of Portfolio’s Market Value*)

ORIGINAL DOCUMENT CONTAINS BAR CHART HERE

BAR CHART DATA

Materials (7.7%)
Information Technology (12.6%)	Energy (0.5%)
Telecommunication Services (2.0%)
Consumer Discretionary (8.6%)
Consumer Staples (1.5%)
Industrials (31.5%)
Financials (15.2%)
Health Care (20.4%)

10 LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2005 (As a % of Portfolio’s Market Value*)

1	.	European Aeronautic Defense	8.6%
2	.	Merck KGaA	4.8%
3	.	Rheinmetall	4.3%
4	.	K + S	4.3%
5	.	Fresenius	3.6%
6	.	United Internet	3.6%
7	.	Depfa Bank Plc	3.5%
8	.	Puma	3.4%
9	.	Celesio	3.3%
10	.	Stada Arzneimittel	2.9%

*	Percentage (%) of market value refers to all securities in the portfolio, except cash and equivalents. Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER

Question: How has the outlook for the German economy and stock market changed now that Angela Merkel has been sworn in as the new chancellor of Germany? What are the priorities of the new government and what will Merkel be able to accomplish in the context of the grand coalition?

Answer: Although the grand coalition between Ms. Merkel’s Christian Democratic Union party and the Social Democratic party could be an uneasy alliance, the coalition government has developed a joint agenda, which places emphasis on measures to improve the country’s fiscal health, such as the 3% VAT increase to take place on January 1, 2007 proposed to Parliament for approval. In addition, Merkel has highlighted lower unemployment as a top priority, though she has been hesitant to set a specific goal. She has taken a cautious approach in setting other targets as well, perhaps hoping that this will increase the chance of positive surprises. Despite conservative expectations as to how much the new government will be able to achieve, business and consumer confidence have picked up in Germany since Merkel took office, and economists expect gross domestic product growth to improve in 2006. As the financial performance of multinational companies becomes increasingly independent of local economies or politics, we remain optimistic that the business environment for German companies will continue to benefit from the strong export market and corporate restructuring efforts. We believe that any improvement in the domestic macroeconomic environment has not been priced in and will further enhance the performance of German equities.

Question: The soccer World Cup takes place in Germany this summer. What is the expected impact on the German economy and German business?

Answer: During the last World Cup tournament, in Asia in 2002, an average of more than 300 million viewers tuned in for each game of the monthlong tournament, and 1.1 billion viewers watched the final match. Both the government and corporate sectors in Germany have ambitious plans to capitalize on the spotlight that the tournament will bring to the 12 German cities that are hosting games. In preparation for the event, scheduled for June 2006, 4 billion euros is reportedly being spent on infrastructure and transportation. In addition, the government is spending 30 million euros on a soccer-inspired cultural program leading up to the tournament, while the business community is staging a 20 million euro public relations campaign to showcase its products. In addition, businesses are expected to open longer hours during the tournament to encourage shoppers. While it is difficult to predict what the exact economic impact will be, many analysts are factoring the World Cup into their earnings estimates for those German companies that are expected to have high visibility through advertising at the tournament.

Question: The first steps of a pension reform program were implemented in 2005. Why is this reform so important, and what are the implications for the German market?

Answer: Germany, like many other countries, is expected to undergo a significant demographic shift over the next several decades that will drastically alter what is known as its dependency ratio (defined as the percentage of the population that is over 60 years old compared with the population that is between 15 and 59 years old). It is expected that there will eventually be more people over the retirement age than of working age in Germany, which has significant implications for the German pension system. In short, Germans will need to supplement their public pensions with private savings. To help address this issue, the German government has created a new tax-deferred retirement savings vehicle to encourage its citizens to save for retirement. Beginning in 2005, Germans are eligible to deduct up to 12,000 euros in contributions. Over the next 20 years, the tax incentives will increase, creating increasing demand for private retirement savings products. As a result, the market for such products is expected to undergo sustained structural growth as Germans increasingly invest their personal savings in private retirement funds. The first signs of the impact of these reforms on the German financial sector should become visible in 2006 as companies begin to see increased demand for these products. In fact, in the year since the government introduced the new tax incentives, financial intermediaries have been adjusting their business models and hiring and training additional advisors in order to better service this growing market. Currently, companies that service wealthier clients are expected to be the primary beneficiaries, but as the impact of these reforms becomes more visible, the sector is expected to continue to evolve. Sandra M. Schaufler, Chief Investment Officer of the New Germany Fund, Inc.

REPORT FROM THE INVESTMENT ADVISER AND MANAGER

The New Germany Fund - Economic Outlook

The remarkable resilience of macroeconomic data from the major world economies, particularly the United States, as well as companies reporting earnings above expectations helped sustain equity markets throughout 2005. We see this as confirmation of our view that the global economy is in good shape, with moderate economic growth overall and limited inflationary threats. We believe the global macroeconomic environment is favourable for German equities.

Consumer confidence indicators surprised on the upside at the end of 2005, in part due to a moderate decline in unemployment. Nonetheless, private consumption is expected to remain sluggish in 2006, given that real wage growth remains modest. The 3% VAT hike scheduled to go into effect in January 2007 may provide an artificial boost to consumption in 2006 as purchases are brought forward to avoid the increased tax rate. German exports have grown 25% over the past five years and should continue to drive German growth in 2006. Investment in machinery and equipment improved in 2005 and may pick up further as increased confidence convinces cash-rich companies to invest. This is further supported by data showing that German manufacturing orders have soared due to strong external demand.

As 2005 came to a close, inflation registered at 2.1%. In 2006, inflation is likely to stay above the European Central Bank’s (ECB) 2% target due to the impact of higher energy prices, though the core rate should remain contained. At its first meeting of the year, the ECB kept interest rates unchanged at 2.25%. We believe that the ECB is likely to raise rates by another 0.50% in the first half of 2006, with the next move likely to be a 0.25% hike in March. However, any signs of weakness in the economic indicators could cause the ECB to refrain from further rate hikes. A stabilizing interest rate differential with the United States should be supportive of the euro.

Special Considerations

The observations in this letter reflect our own opinions as of January, 2006 and are based on our own analysis, and others may have different opinions. Events may not transpire as we or they currently expect. Also, while economic events can influence broad market trends, political, monetary and other factors are also relevant to stock performance. In any event, investment results will depend on our success in identifying individual stocks, which are influenced by many factors beyond general economic matters. We cannot predict investment results or whether they will be successful.

DIRECTORS OF THE FUND

Principal Occupation(s)
Name, Address and Age*	During Past Five Years		Other Directorships Held by Director
John Bult, 69(1)(2)	Chairman, PaineWebber		Director, The European Equity Fund, Inc. (since 1986)
Class II	International (asset management)		and The Central Europe and Russia Fund, Inc. (since
	(since 1985)		1990). Director, The Greater China Fund, Inc. (closed
end fund).
Ambassador	Chairman, Diligence, LLC		Director, The European Equity Fund, Inc. (since 2000)
Richard R. Burt, 58(1)	(international information and		and The Central Europe and Russia Fund, Inc. (since
Class II	risk management firm) (since		2000). Board Member, IGT, Inc. (gaming technology)
	2002). Chairman, IEP Advisors,		(since 1995). Board Member, Hollinger International
	Inc. (information services firm)		(printing and publishing) (since 1995). Board Member,
	(1998-2001). Chairman of the		HCL Technologies, Inc. (information technology and
	Board, Weirton Steel Corp.		product engineering) (since 1999). Member, Textron
	(1996-2004). Formerly, Partner,		Corporation International Advisory Council (aviation,
	McKinsey & Company (consult-		automotive, industrial operations and finance) (since
	ing firm) (1991-1994). U.S.		1996). Director, UBS family of Mutual Funds.
Ambassador to the Federal
Republic of Germany (1985-
	1989	).
John H. Cannon, 63(1)	Consultant (since 2002); Vice		Director, Central Europe and Russia Fund, Inc. (since
Class II	President and Treasurer,		2004) and The European Equity Fund, Inc. (since
	Woolworth Corporation/Venator		2004	).
Group/Footlocker Inc. (footwear
retailer) (1982-2002).
Richard Karl Goeltz, 63	Consultant. Vice Chairman		Independent Non-Executive Director of Aviva plc
Class I	and Chief Financial Officer of		(financial services), Director of Federal Home Loan
	American Express Co. (1996-		Mortgage Corp. (“Freddie Mac”) and The Warnaco
	2000); Group Chief Financial		Group Inc.; Member of the Court of Governors and the
	Officer and Member of the		Council of the London School of Economics and
	Board of Directors of		Political Science.
National Westminster Bank
Plc. (1992-1996).

DIRECTORS OF THE FUND (continued)

Principal Occupation(s)
Name, Address and Age*	During Past Five Years	Other Directorships Held by Director
Dr. Franz Wilhelm Hopp, 63	Former Member of the Boards	Chairman of the Supervisory Board of Ideenkapital
Class III	of Management of ERGO	Media Finance. Member of the Supervisory Boards of
	Versicherungsgruppe AG,	Jenoptik, AG; TMW Immobilien AG; Oesterreichische
	ERGO Europa	Volksbanken; KarastadtQuelle Bank GmbH; GFKL
	Beteiligungsgesellschaft AG,	Financial Services AG; MEAG Munich ERGO
	and ERGO International AG	Kapitalanlagegesellschaft mbH; Internationales
	(insurance) (over five years);	Immobilieninstitut GmbH; TMW Real Estate Group
	Member of the Boards of	L.P., and Victoria Volksbanken, Oesterreich. Member
	Management of VICTORIA	of the Administrative Boards of Frankfurter Volksbank
	Holding, VICTORIA	and HSBC Trinkaus & Burkhardt. Member of the
	Lebensversicherung AG, VIC-	Advisory Boards of Dresdner Bank AG; EnBW
	TORIA Versicherung AG,	Energie Baden-Wuerttemberg AG; Falke Bank AG;
	VICTORIA International,	Landeskreditbank Baden-Wuerttemberg; Millenium
	VICTORIA Rückversicherung	Entertainment Partners L.P. and MPE Hotel, LLC.
AG and D.A.S. Versicherungs-
AG. (insurance)
Ernst-Ulrich Matz, 71	Consultant. Vice Chairman of	Member of the District Advisory Board of Gerling-
Class III	the Supervisory Boards of	Konzern (until 2002); Chairman of the Rumanian Group
	Bopp & Reuther AG (valve,	in the German East-West Trade Committee (until 2002);
	control, measurement and	Member of Advisory Council of Peters Associates AG.
	safety technology) (1990-	Member of Advisory Council of Herder GmbH & Co.
	2001). Chief Financial Officer	KG; Member of Supervisory Board of Photon AG.
	and member of the Board of	Member of the District Advisory Board of Deutsche
	Directors of IKWA	Bank AG, Mannheim (until 1999).
Aktiengesellschaft (produc-
tion and manufacturing tech-
nology) (1978-2000). Member
of the Supervisory Boards of
Ex-Cell-O AG (machine tool
and system manufacturer)
(1993-2001) and ARO SA
(1979-2000) (resistance
welding).

DIRECTORS OF THE FUND (continued)

Principal Occupation(s)
Name, Address and Age*	During Past Five Years	Other Directorships Held by Director
Christian H. Strenger, 62(1)(2)	Non-executive Director (since	Director, The Central Europe and Russia Fund, Inc.
Class I	1999) and Managing Director	(since 1990) and The European Equity Fund, Inc.
	(1991-1999) of DWS Investment	(since 1986). Non-executive Director, Fraport AG
	GmbH (investment management),	(international airport business). Non-executive Board
	a subsidiary of Deutsche Bank	Member of Hermes Focus Asset Management Europe
	AG.	Ltd.
Dr. Frank Trömel, 69(1)	Deputy Chairman of the	Director, The European Equity Fund, Inc. (since 2005)
Class III	Supervisory Board of DEL-	and The Central Europe and Russia Fund, Inc. (since
	TON AG (strategic manage-	2005	).
ment holding company
operation in the pharmaceuti-
cal, household products, logis-
tics and power supply sectors)
(since 2000). Member (since
2000) and Vice-President
(since 2002) of the German
Accounting Standards Board;
Chairman of the Board of
Managing Directors of DEL-
TON AG (1990-1999);
Chairman of the Board of
Managing Directors of AL
TANA AG (1987-1990) (man-
agement holding company for
pharmaceutical and chemical
operation) and Member of the
Board (1977-1987).

DIRECTORS OF THE FUND (continued)

Principal Occupation(s)
Name, Address and Age*	During Past Five Years	Other Directorships Held by Director
Robert H. Wadsworth, 65(1) (3)	President, Robert H. Wadsworth	Director, The European Equity Fund, Inc. (since 1986)
Class I	Associates, Inc. (consulting firm)	and The Central Europe and Russia Fund, Inc. (since
	(since 1983). President and	1990) as well as other funds in the Fund Complex as
	Trustee, Trust for Investment	indicated.
Managers (registered investment
companies) (1999-2002).
President, Investment Company
Administration, L.L.C. (1992(4)-
2001). President, Treasurer and
Director, First Fund Distributors,
Inc. (mutual fund distribution)
(1990-2002). Vice President,
Professionally Managed Portfolios
(1991-2002). Vice President,
Advisors Series Trust (registered
investment companies) (1996-
2002).
Werner Walbröl, 68(1)	President and Chief Executive	Director, The European Equity Fund, Inc. (since 1986)
Class II	Officer, The European	and The Central Europe and Russia Fund, Inc. (since
	American Chamber of	1990). Director, TÜV Rheinland of North America,
	Commerce, Inc. (since 1997).	Inc. (independent testing and assessment services).
	Senior Adviser, Baker &	President and Director, German-American Partnership
	McKenzie (law firm) (since	Program (student exchange programs). Director, AXA
	2005). Formerly, President	Art Insurance Corporation (fine art and collectible
	and Chief Executive Officer,	insurer).
The German American
Chamber of Commerce, Inc.
(1990-2003). Executive
Director, the German
American Chamber of
Commerce, Inc. (1974-1990).

DIRECTORS OF THE FUND (continued)

Principal Occupation(s)
Name, Address and Age*	During Past Five Years	Other Directorships Held by Director
Peter Zühlsdorff, 64	Managing Director of	Chairman of the Supervisory Board, GfK AG, Merck
Class II	Tengelmann	KGaA and Escada AG; Member of the Supervisory
	Unternehmensgruppe (since	Board, Deutz AG, Kaisers Tengelmann AG and TV
	1998); Deutsche Industrie	Loonland AG; Member of the Advisory Board,
	Holding (holding company)	Tengelmann Verwaltungs-und Beteiligungsgesellschaft
	(since 1997),	GmbH.
Bewerbungskomitee Leipzig
2012 GmbH, and PZ Sportpark
GmbH (since 1996).

Each has served as a Director of the Fund since the Fund’s inception in 1990 except for Mr. Wadsworth, who was elected to the Board on June 19, 1992; Dr. Hopp, who was elected on June 18, 1993; Mr. Matz, who was elected on June 29, 1995; Mr. Zühlsdorff, who was elected on June 20, 1997; Ambassador Burt, who was elected on April 23, 2004; Mr. Walbröl, who was elected on April 23, 2004, and Dr. Trömel, who was elected on July 17, 2005. The term of office for Directors in Class I expires at the 2007 Annual Meeting, Class II expires at the 2008 Annual Meeting and Class III expires at the 2006 Annual Meeting.

(1)

Indicates that Messrs. Bult, Burt, Cannon, Trömel, Walbröl, Wadsworth and Strenger each also serve as a Director of The European Equity Fund, Inc. and The Central Europe and Russia Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

(2)

Indicates “interested” Director, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Bult is an “interested” Director because of his affiliation with PaineWebber International, an affiliate of UBS Securities Inc., a registered broker-dealer; and Mr. Strenger is an “inter- ested” Director because of his affiliation with DWS-Deutsche Gesellschaft für Werpapiersparen mbH (“DWS”), a majority-owned subsidiary of Deutsche Bank AG and because of his ownership of Deutsche Bank AG shares.

(3)

Indicates that Mr. Wadsworth also serves as Director/Trustee of the following open-end investment companies: DWS Blue Chip Fund, DWS Equity Trust, DWS High Income Series, DWS State Tax-Free Income Series, DWS Strategic Income Fund, DWS Target Fund, Cash Account Trust, Investors Cash Trust, Investors Municipal Cash Fund, Tax-Exempt Ca Money Market Fund, DWS Technology Fund, DWS Balanced Fund, DWS

U.S. Government Securities Fund, DWS Value Series, Inc., DWS Variable Series II, and DWS Money Funds. Mr. Wadsworth also serves as Trustee of the following closed-end investment companies: DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS

Strategic Income Trust, and DWS Strategic Municipal Income Trust. These Funds are advised by Deutsche Investment Management Americas Inc., a wholly-owned subsidiary of Deutsche Bank AG.

(4)	Inception date of corporation which was predecessor to the LLC.

*	The address of each Director is 345 Park Avenue, New York, NY 10154.

OFFICERS OF THE FUND

Name, Address and Age*	Principal Occupations During Past Five Years

Vincent J. Esposito, 49(1)	Managing Director, Deutsche Asset Management (since 2003). President and Chief
President and	Executive Officer of The Central Europe and Russia Fund, Inc. The European Equity
Chief Executive Officer	Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment compa-
nies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly,
Managing Director, Putnam Investments (1991-2002).
Paul Schubert, 43	Managing Director, Deutsche Asset Management (since July 2004); formerly,
Chief Financial Officer	Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
and Treasurer	Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
Global Asset Management (1994-1998).
Sandra M. Schaufler, 38	Director, Deutsche Asset Management (since 2004); Director of Equity Sales,
Chief Investment Officer	HVB Capital Markets (2001- 2003); Portfolio Manager, Deutsche Asset Management
(1997-2001).
Kathleen Sullivan D’Eramo, 48	Director, Deutsche Asset Management (2002 to present). Formerly Senior Vice
Assistant Treasurer	President, Zurich Scudder Investments (2000-2002); Vice President, Zurich Scudder
Investments and its predecessor companies (1995-2000).
Elisa D. Metzer, 43(2)	Director, Deutsche Asset Management (since September 2005); Counsel, Morrison
Chief Legal Officer	and Foerster LLP (1999-2005).
Philip Gallo, 43(3)	Managing Director, Deutsche Asset Management (2003-present). Formerly, Co-Head
Chief Compliance Officer	of Goldman Sachs Asset Management Legal (1994-2003).
John Millette, 43(2)	Director, Deutsche Asset Management.
Secretary

Each also serves as an Officer of The European Equity Fund, Inc. and The Central Europe and Russia Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

(1)	Since October 28, 2005.
(2)	Since January 30, 2006.
(3)	Since October 5, 2004.
*	The address of each officer is 345 Park Avenue, New York, NY 10154.

SHARES REPURCHASED AND ISSUED

The Fund has been purchasing shares of its common stock in the open market. Shares repurchased and shares issued for dividend reinvestment for the past five years are as follows:

Fiscal years ended December 31,	2005	2004	2003	2002	2001

Shares repurchased	689,500	1,245,300	1,079,300	870,500	1,276,000
Shares issued for dividend reinvestment	369,273	81,662	35,920	—	—

PRIVACY POLICY AND PRACTICES

We never sell customer lists or information about individual clients (stockholders). We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, we may obtain information about stockholders whose shares are registered in their names. For purposes of these policies, “clients” means stockholders of the Fund. (We generally do not have knowledge of or collect personal information about stockholders who hold Fund shares in “street” name,” such as through brokers or banks.) Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information may be shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing the client’s account with us. The organizations described above that receive client information may only use it for the purpose designated by the Fund.

We may also disclose nonpublic personal information about clients to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm from such activity.

PROXY VOTING

A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.newgermanyfund.com or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 437-6269.

CERTIFICATIONS

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of July 19, 2005, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund’s chief executive officer and chief financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the Investment Company Act of 1940.

2005 U.S. TAX INFORMATION

The Fund paid foreign taxes of $613,016 and earned $3,367,056 of foreign source income year during the year ended December 31, 2005. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.03 per share as foreign taxes paid and $0.14 per share as income earned from foreign sources for the year ended December 31, 2005.

For Federal income tax purposes, the Fund designates $4,900,000, or the maximum amount allowable under tax law, as qualified dividend income.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2005

Shares	Description	Value

INVESTMENTS IN GERMAN SECURITIES — 85.5%
	COMMON STOCKS — 79.2%
	AEROSPACE & DEFENSE — 2.0%
185,000	Mtu Aero Engines Holding Ag*	$5,739,355
	AIRPORTS, FLYING FIELDS &
	AIRPORT — 1.9%
100,000	Fraport	5,300,445
	BIOTECHNOLOGY — 0.7%
160,000	GPC Biotech*†	1,988,906
	CHEMICALS — 7.7%
505,000	GEA Group*	6,259,601
198,200	K + S	11,944,429
110,000	Lanxess*	3,500,891
		21,704,921
	COAL AND CONSUMABLE
	FUELS — 0.7%
35,250	Q-Cells Ag*	2,049,422
	COMMERCIAL SERVICES &
	SUPPLIES — 3.0%
23,920	GFK	799,123
95,000	Interseroh	3,072,841
100,000	Techem*	4,474,095
		8,346,059
	CONSTRUCTION &
	ENGINEERING — 2.9%
10,000	Arques Industries Ag	1,180,500
147,200	Bilfinger Berger	7,002,915
		8,183,415
	CONSUMER ELECTRONICS — 0.3%
55,000	Loewe Ag*	811,594
	DIVERSIFIED FINANCIALS — 5.2%
132,000	AWD Holding†	3,654,120
110,000	Deutsche Postbank	6,362,895
56,689	Grenkeleasing	3,232,302
70,000	MLP†	1,447,765
		14,697,082
	DIVERSIFIED TELECOMMUNICATION
	SERVICES — 2.0%
255,000	Mobilcom†	5,599,111
	ELECTRICAL EQUIPMENT — 3.6%
320,000	Sgl Carbon*†	5,269,752
37,000	Solarworld	4,935,670
		10,205,422

Shares	Description	Value

	ELECTRONIC EQUIPMENT &
	INSTRUMENTS — 6.2%
97,460	Funkwerk	$3,089,134
542,720	Kontron*	4,785,887
321,600	Suess MicroTec*†	1,791,942
150,000	Utimaco Safeware*	1,483,888
60,000	Wincor Nixdorf	6,330,077
		17,480,928
	HEALTHCARE PROVIDERS &
	SERVICES — 2.1%

156,000	Rhoen-Klinikum	5,920,680
	HOUSEHOLD PRODUCTS — 1.4%
33,161	Beiersdorf	4,071,242
	INSURANCE — 1.0%
76,800	Hannover Rückversicherungs†	2,713,526
	INTERNET SOFTWARE &
	SERVICES — 4.7%
130,000	Freenet.de	3,253,458
260,000	United Internet†	9,898,492
		13,151,950
	LIFE INSURANCE — 0.9%
27,000	AMB Generali Holding	2,683,749
	MACHINERY — 7.2%
160,000	Balda	2,077,680
65,000	Heidelberger Druckmaschinen	2,479,994
65,234	Pfeiffer Vacuum Technology	3,555,493
191,709	Rheinmetall	12,053,403
		20,166,570
	MULTILINE RETAIL — 1.8%
134,625	Douglas Holding	5,165,056
	PHARMACEUTICALS — 13.1%
108,000	Celesio	9,263,714
164,000	Merck KGaA	13,542,460
95,000	Schwarz Pharma†	6,014,470
245,000	Stada Arzneimittel	7,997,002
		36,817,646
	REAL ESTATE — 3.5%
15,000	Deutsche Euroshop	840,221
105,000	Hypo Real Estate Holding	5,451,431
39,000	Interhyp Ag*	3,499,002
		9,790,654
	SOFTWARE — 1.6%
95,000	Software	4,614,870

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

SCHEDULE OF INVESTMENTS — DECEMBER 31, 2005 (continued)

Shares	Description	Value

	SPECIALTY RETAIL — 1.7%
130,000	Hugo Boss Ag -Ord	$4,680,683
	TEXTILES, APPAREL & LUXURY
	GOODS — 4.0%
85,000	Gerry Weber International	1,564,340
33,000	Puma	9,602,777
		11,167,117
	Total Common Stocks
	(cost $158,891,181)	223,050,403
	PREFERRED STOCKS — 6.3%
	ELECTRICAL EQUIPMENT — 1.9%
220,800	Sartorius	5,330,383
	HEALTHCARE PROVIDERS &
	SERVICES — 3.6%
75,354	Fresenius	10,198,736
	MEDIA — 0.8%
113,400	Prosieben Sat.1 Media	2,188,753
	Total Preferred Stocks
	(cost $8,080,508)	17,717,872
	Total Investments in German Securities
	(cost $166,971,689)	240,768,275
INVESTMENTS IN DUTCH
COMMON STOCKS — 9.4%
	AEROSPACE & DEFENSE — 8.6%
640,000	European Aeronautic Defense	24,229,526
	BIOTECHNOLOGY — 0.8%
199,150	Qiagen†*	2,336,860
	Total Investments in Dutch Common Stocks
	(cost $8,167,196)	26,566,386
INVESTMENTS IN IRISH
COMMON STOCKS — 3.5%
	DIVERSIFIED FINANCIAL
	SERVICES — 3.5%
670,000	Depfa Bank Plc
	(cost $3,265,356)	9,878,778

Shares	Description	Value

INVESTMENTS IN ITALIAN
COMMON STOCKS — 0.6%
COMMERCIAL BANKS — 0.6%
65,000	Banca Italease
	(cost $1,443,814)	1,652,818
INVESTMENTS IN SWISS
COMMON STOCKS — 0.5%
OIL & GAS EXPLORATION &
PRODUCTION — 0.5%
127,300	Biopetrol Industries Ag
	(cost $1,222,255)	$ 1,427,639
Total Investments in
Common and Preferred Stocks

	(cost $181,070,310)		$280,293,896
SECURITIES LENDING COLLATERAL — 8.6%
24,265,954	Daily Assets Fund Institutional,
	4.28	%††
	(cost $24,265,954)		$ 24,265,954
	Total Investments — 108.1%
	(cost $205,336,264)		$304,559,850
	Liabilities in excess of cash
	and other assets — (8.1)%		(22,734,804)
	NET ASSETS—100.0%		$281,825,046

*	Non-income producing security.
†	All or a portion of these securities were on loan. The value of all securities loaned at December 31, 2005 amounted to $23,075,858 which is 8.19% of the net assets.
††	Represents collateral held in connection with securities lending.
Daily Assets Fund Institutional, an affiliated fund, is managed by
Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2005

ASSETS
Investments, at value (cost $181,070,310) — including $23,075,858 of securities loaned	$280,293,896
Investment in Daily Assets Institutional (cost $24,265,954)*	24,265,954
Cash and foreign currency (cost $2,142,585)	2,142,382
Interest receivable	12,518
Foreign withholding tax refund receivable	38,486
Other assets	31,529

Total assets	306,784,765

LIABILITIES
Payable upon return of securities loaned	24,265,954
Payable for shares repurchased	145,246
Management fee payable	136,833
Investment advisory fee payable	66,680
Payable for Directors’ fees and expenses	16,810
Accrued expenses	328,196

Total liabilities	24,959,719

NET ASSETS	$281,825,046

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares)	$432,298,308
Cost of 9,789,143 shares held in treasury	(93,405,839)
Accumulated distributions in excess of net investment income	(10,214,230)
Accumulated net realized loss on investments and foreign currency transactions	(146,076,576)
Net unrealized appreciation of investments and foreign currency transactions	99,223,383

Net assets	$281,825,046

Net asset value per share ($281,825,046 ÷ 24,960,198 shares of common stock issued and outstanding)	$11.29

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE NEW GERMANY FUND, INC.

STATEMENT OF OPERATIONS

For the
year ended
December 31, 2005

NET INVESTMENT INCOME
Investment income
Dividends (net of foreign withholding taxes of $621,434)	$3,801,598
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	450,023
Interest	44,726

Total investment income	4,296,347

Expenses
Management fee	1,609,719
Investment advisory fee	786,099
Custodian and Transfer Agent’s fees and expenses	231,757
Reports to shareholders	593,507
Directors’ fees and expenses	232,258
Legal fee	893,583
Audit fee	73,346
NYSE listing fee	22,965
Miscellaneous	51,987

Total expenses before custody credits	4,495,221
Less: custody credits*	(11,033)

Net expenses	4,484,188

Net investment income (loss)	(187,841)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	37,272,578
Foreign currency transactions	(586,475)
Net unrealized depreciation during the year on:
Investments	(3,936,151)
Translation of other assets and liabilities from foreign currency	(75,128)

Net gain on investments and foreign currency transactions	32,674,824

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,486,983

*	The custody credits are attributable to interest earned on U.S. cash balances held on deposit at the custodian.

THE NEW GERMANY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	year ended	year ended
	December 31, 2005	December 31, 2004

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$(187,841)	$(182,430)
Net realized gain on:
Investments	37,272,578	24,740,586
Foreign currency transactions	(586,475)	591,844
Net unrealized appreciation (depreciation) on investment transactions during the period on:
Investments	(3,936,151)	26,261,612
Translation of other assets and liabilities from foreign currency	(75,128)	30,366

Net increase in net assets resulting from operations	32,486,983	51,441,978

Distributions to shareholders from:
Net investment income	(13,583,003)	(7,100,126)

Capital share transactions:
Net proceeds from reinvestment of dividends
(369,273 and 81,662 shares, respectively)	3,762,886	556,116
Cost of shares repurchased (689,500 and 1,245,300 shares, respectively)	(6,651,609)	(9,675,399)

Net decrease in net assets from capital share transactions	(2,888,723)	(9,119,283)

Total increase in net assets	16,015,257	35,222,569
NET ASSETS
Beginning of year	265,809,789	230,587,220

End of year (including accumulated distributions in excess of net investment income of $10,214,230 and $5,826,592, as of December 31, 2005 and
December 31, 2004, respectively)	$281,825,046	$265,809,789

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—DECEMBER 31, 2005

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the “Fund”) was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 A.M., New York time, in order to minimize the possibility that events occurring after the close of the securities exchanges on which the Fund’s portfolio securities principally trade would require adjustment to the closing market prices in order to reflect fair value.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Securities Lending: The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to or greater than the “Margin Percentage” to the value of the securities loaned. “Margin Percentage” shall mean (i) for collateral which is denominated in the same currency as the loaned securities, 102%, and (ii) for collateral which is denominated in a currency different from that of the loaned security, 105%. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Euros and other foreign currency amounts are translated into United States dollars at the 11:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective settlement dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

The cost of investments at December 31, 2005 was $219,726,320 for United States Federal income tax purposes. Accordingly, as of December 31, 2005, net unrealized appreciation of investments aggregated $84,833,530, of which $86,723,734 and $1,890,204 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at December 31, 2005 of approximately $145,322,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009 ($57,083,000) and December 31, 2010 ($88,239,000), whichever occurs first. During the year ended December 31, 2005, the Fund utilized $26,814,000 of a prior year capital loss carryforward. In

THE NEW GERMANY FUND, INC.

NOTES TO FINANCIAL—DECEMBER 31, 2005 (continued)

addition, from November 1, 2005 through December 31, 2005, the Fund incurred approximately $216,000 of net realized currency losses. As permitted by tax regulations, the Fund intends to elect to deter these losses and treat them as arising in the fiscal year ended December 31, 2006.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarialy relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such periods. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2005, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$3,638,101
Capital loss carryforward	$(145,322,000)
Net unrealized appreciation	$84,833,530

*For tax purposes short-term capital gains are considered ordinary income.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year’s Ended December 31
	2005	2004
Distributions from ordinary income.........	$13,583,003	$7,100,126

During the year ended December 31, 2005, the Fund reclassified permanent book and tax differences as follows:

Increase
(decrease)

Accumulated distributions in excess of
net investment income	$9,383,206
Accumulated net realized loss on investments
and foreign currency transactions	$(9,383,207)
Paid-in capital	$1

NOTE 2. MANAGEMENT AND INVESTMENT

ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management America’s Inc. (the “Manager”). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the “Investment Adviser”). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund’s average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million, and .50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund’s average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the year ended December 31, 2005, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of .87% of the Fund’s average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund’s Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund’s stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund’s investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2005, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $139,156 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the board determined were effected in compliance with the Fund’s Rule 17e-1 procedures. Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2005, were $139,181,403 and $155,629,285, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL

During the year ended December 31, 2005 and the year ended December 31, 2004, the Fund purchased 689,500 and 1,245,300 of its shares of common stock on the open market at a total cost of $6,651,609 and $9,625,399, respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 12.7% and 16.9%, respectively. These shares are held in treasury. In addition, during the year ended December 31, 2005 the Fund reissued 369,273 shares held in treasury as part of the dividend reinvestment plan.

NOTE 7. LITIGATION

0n June 6, 2005, Robert H. Daniels, an alleged shareholder of the Fund, filed a putative class action complaint on behalf of all Fund shareholders against the Fund and its Directors, in the Circuit Court for Baltimore City, Maryland. This litigation arises out of an attempt in 2005 by a shareholder of the Fund to nominate and elect directors who were not qualified as Directors pursuant to the Fund’s director qualification bylaw, which sets forth certain eligibility requirements for directors, including a requirement of relevant experience and country knowledge consistent with the Fund’s strategy of investment in German companies. Mr. Daniels seeks declaratory and injunctive relief, as well as attorneys’ fees, experts’ fees and costs. On July 12, 2005, the Fund and its Directors removed the case to the United States District Court for the District of Maryland. On August 26, 2005, the Fund and its directors filed a motion to dismiss the complaint on various grounds. The motion has been briefed by both sides and oral argument has been heard by the court. No decision has yet been rendered. Sullivan & Cromwell LLP has been engaged to give substantive attention to, or represent the Fund in connection with the litigation.

THE NEW GERMANY FUND, INC. FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the years indicated:

	For the years ended December 31,
	2005	2004	2003	2002	2001
Per share operating performance:
Net asset value:
Beginning of year	$ 10.51	$ 8.72	$ 4.53	$ 7.50	$ 11.66
Net investment income (loss)	(.01)(a)	(.01)(a)	.00	(.03)	(.01)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions	1.32	2.00	4.17	(2.97)	(4.22)
Increase (decrease) from investment operations	1.31	1.99	4.17	(3.00)	(4.23)
Increase resulting from share repurchases	.04	.08	.05	.03	.07
Distributions from net investment income	(.55)	(.28)	(.03)	—	—
Distributions from net realized short-term capital gains	—	—	—	—	—
Distributions from net realized long-term capital gains	—	—	—	—	—
Total distributions†	(.55)	(.28)	(.03)	—	—
Dilution in net asset value from dividend reinvestment	(.02)	.00(b)	.00(b)	—	—
Net asset value:
End of year	$11.29	$10.51	$8.72	$4.53	$7.50

Market value:
End of year	$10.19	$9.05	$7.16	$3.55	$5.87
Total investment return for the period:††
Based upon market value	18.94%	30.50%	102.42%	(39.52)%	(33.86)%
Based upon net asset value	13.68%	24.44%	93.07%	(39.60)%	(35.68)%
Ratio to average net assets:
Total expenses before custody credits*	1.64%	1.24%	1.40%	1.48%	1.25%
Net investment income (loss)	(.07)%	(.08)%	.05%	(.46)%	(.06)%
Portfolio turnover	51.70%	58.42%	86.07%	98.55%	86.65%
Net assets at end of year (000’s omitted)	$281,825	$265,810	$230,587	$124,504	$212,650

(a)	Based on average shares outstanding during the period.
(b)	Amount is less than $.005 per share.

† For U.S. tax purposes, total distributions consisted of:
Ordinary income	$(.55)	$(.28)	$(.03)	—	—
Long term capital gains	—	—	—	—	—

	$(.55)	$(.28)	$(.03)	—	—

† †

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

*

The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 1.63%, 1.24%, 1.39%, 1.47%, and 1.25% for 2005, 2004, 2003, 2002 and 2001, respectively

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

The New Germany Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New Germany Fund, Inc. (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 23, 2006

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN

(unaudited)

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from Investors Bank & Trust Company, the plan agent (the “Plan Agent”), Shareholder Services, P.O. Box 9130, Boston, Massachusetts 02117 (telephone 1-800-437-6269). A shareholder should read the Plan brochure carefully before enrolling in the Plan.

Under the Plan, participating shareholders (“Plan Participants”) appoint the Plan Agent to receive or invest Fund distributions as described below under “Reinvestment of Fund Shares.” In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under “Voluntary Cash Purchases.” There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under “Reinvestment of Fund Shares” and “Voluntary Cash Purchases.”

Reinvestment of Fund Shares. Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Plan Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund’s common stock equals or is less than the market price per share on the valuation date (the “Market Parity or Premium”), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant to the purchase from the Fund of Fund Shares for a Plan Participant’s account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Plan Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant’s account shall be determined by dividing the dollar amount of the distribution payable to a Plan Participant by the net asset value per share of the Fund’s common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund’s common stock exceeds the market price per share on the valuation date (the “Market Discount”), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant’s account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

The Plan Agent may aggregate a Plan Participant’s purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

For all purposes of the Plan, the market price of the Fund’s common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund’s common stock on a valuation date shall be as determined by or on behalf of the Fund.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN

(unaudited) (continued)

The Plan Agent may hold a Plan Participant’s shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant’s written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

The Plan Agent shall apply such funds (less a Plan Participant’s pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant’s account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month’s investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders my join the Plan by either enrolling their shares with the Plan Agent or by making an initial cash deposit of at least $250 with the Plan Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Plan Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Plan Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder’s behalf.

If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Plan Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Plan Agent receives the Plan Participant’s written authorization, provided such authorization is received by the Plan Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant’s participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Plan Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Plan Agent receives the Plan Participant’s authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases shares for the Plan Participant after the record date, the Plan Participant’s participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

A shareholder’s written authorization and cash payment must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN

(unaudited) (continued)

Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT

APPROVAL

The Fund’s directors unanimously approved the continuance of the Management Agreement between the Fund and the Manager and the Investment Advisory Agreement between the Fund and the Investment Adviser (together called the “Agreements”) at a meeting held on July 17, 2005.

In preparation for the meeting, the directors had requested and evaluated extensive materials from the Manager and Investment Adviser, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the Agreements with management and with experienced counsel who are independent of the Manager and Investment Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager or Investment Adviser were present. In reaching their determination relating to continuance of the Agreements, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment and administrative services rendered by the Manager and Investment Adviser;

3. payments received by the Manager and Investment Adviser from all sources in respect of the Fund and all investment companies in the Deutsche/Scudder family of funds;

4. the costs borne by, and profitability of, the Manager and Investment Adviser and their affiliates in providing services to the Fund and to all investment companies in the Deutsche/Scudder family of funds;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. the Manager’s and Investment Adviser’s policies and practices regarding allocation of portfolio transactions of the Fund, including the extent, if any, to which the Manager and Investment Adviser benefits from soft dollar arrangements;

8. portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives;

9. fall-out benefits which the Manager, the Investment Adviser and their affiliates receive from their relationships with the Fund;

10. the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager and Investment Adviser; and

11. the terms of the Agreements.

The directors also considered their knowledge of the nature and quality of the services provided by the Manager and Investment Adviser to the Fund gained from their experience, where relevant, as directors of The European Equity Fund, Inc. (formerly known as The Germany Fund, Inc.), The Central Europe and Russia Fund, Inc. and other Deutsche/Scudder funds, their confidence in the Manager’s and Investment Adviser’s integrity and competence gained from that experience and the Manager’s and Investment Adviser’s responsiveness to concerns raised by them in the past, including the Manager’s and Investment Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Management Agreement, and between the Fund and the Investment Adviser, as provided in the Investment Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT

APPROVAL (continued)

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Agreements (including their determinations that the Manager and Investment Adviser should continue in those roles for the Fund, and that the fees payable to the Manager pursuant to the Agreements are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Manager and Investment Adviser

The directors noted that, under the Management Agreement, the Manager acts as the corporate manager and administrator of the Fund and, subject to the supervision of the Fund’s Board of Directors and pursuant to recommendations made by the Investment Adviser, determines suitable securities for investment by the Fund. Under the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund’s investment objectives, policies and limitations, makes recommendations with respect to the Fund’s investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund. Under the Management Agreement, the Manager also handles the Fund’s relationships with shareholders, is responsible for compliance with regulatory and New York Stock Exchange listing requirements, negotiates arrangements with third party service providers, provides the Fund’s directors with relevant reports, prepares the Fund’s tax returns and SEC and shareholder reports, calculates dividends and net asset value, oversees payment of Fund expenses and maintains books and records. The Manager also provides the Fund with such office facilities and executive and other personnel adequate to perform its services. The Manager pays all of the compensation of directors and officers of the Fund who are interested persons of the Manager.

The directors considered the scope and quality of services provided by the Manager and Investment Adviser under the Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Fund’s compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and Investment Adviser and the other resources they have dedicated to performing services for the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Agreements.

Costs of Services Provided and Profitability to the Manager and Investment Adviser

At the request of the directors, the Manager provided information concerning profitability of the Manager’s and Investment Adviser’s respective investment advisory and investment company activities and their financial condition based on historical information for 2003 and 2004. The directors reviewed with the Manager assumptions and methods of allocation used by the Manager and Investment Adviser in preparing fund specific profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory clients served by an organization such as the Manager and Investment Adviser where each of the advisory clients draws on, and benefits from, the research and other resources of the Deutsche Bank organization.

The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits, on the Manager’s and Investment Adviser’s expenses, including any affiliated brokerage commissions.

INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT

APPROVAL (continued)

The directors noted that during 2003 the Manager and Investment Adviser revised their soft dollar practices to discontinue using soft dollars to receive third party research from brokers that execute purchases and sales of securities for the Fund, and formalized this change in their policies in 2004. The Manager and Investment Adviser may continue to allocate brokerage to receive research generated by executing brokers and to receive other information servicies. The directors also noted that in 2004 the Manager and Investment Adviser revised their policies to prohibit consideration of the sale of shares of Deutsche/Scudder funds when selecting broker dealers to execute portfolio transactions for the Fund or other Deutsche/Scudder funds. The directors recognized that the Manager and Investment Adviser should, in the abstract, each be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that the Manager’s and Investment Adviser’s levels of profitability from its relationship with the Fund were not excessive.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. The directors reviewed information showing performance of the Fund compared to other European Closed End Funds compiled by Lipper, plus three other equity oriented closed end country funds managed by affiliates of the Manager and Investment Adviser (a total of 12 funds, including the Fund). The directors also reviewed information showing performance of the Fund’s benchmark index, currently the Germany Midcap Market index of 80 stocks.

The comparative information showed that the Fund ranked in the top third for the one year period ended March 31, 2005, the middle third for the three-year period and the bottom third for the five- and ten-year periods. Because of its mid cap focus, the Fund’s absolute performance in 2000 2002, following collapse of the mid cap market, was negative, but in line with its benchmark. The Fund’s results were significantly positive in absolute terms, and exceeded its benchmark in 2003 and 2004. The Fund exceeded its benchmark, often substantially, in all but two of the other years in the 10 years ended 2004. It also exceeded its benchmark in the first quarters of 2005. Taking into account these comparisons and the other factors considered, including the recent excellent performance, the directors concluded that the Fund’s investment results over time were satisfactory.

Management and Investment Advisory Fees and Other Expenses

The directors considered the management and investment advisory fee rates paid by the Fund to the Manager and Investment Adviser. The directors recognized that it is difficult to make comparisons of management and advisory fees because there are variations in the services that are included in the fees paid by other funds. The Fund’s peer group consisted of the 12 closed end country funds described above in “Investment Results.” The information showed that the Fund’s current effective management fee rate of 0.885% was the second lowest in the peer group and significantly below the average and the median for the peer group. The directors noted that the Fund’s effective fee rate reflects the effect of breakpoints. The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Fund potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Fund by others.

The directors also noted that the Fund’s expense ratio was the second lowest of the peer group. The Manager explained that this difference was principally the result of the Fund’s relatively low management and investment advisory fee and its relatively large asset base. The directors concluded that the Fund’s expense ratio was highly satisfactory.

INVESTMENT MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENT

APPROVAL (continued)

Economies of Scale

The directors noted that the management fee and investment advisery schedules for the Fund do contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for the Manager and Investment Adviser to share its economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by the Manager and Investment Adviser as assets increase, largely because economies of scale are realized (if at all) by the Manager and Investment Adviser across a variety of products and services, and not only in respect of a single fund. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN AND TRANSFER AGENT

Investors Bank & Trust Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

RICHARD KARL GOELTZ

Director

DR. FRANZ WILHELM HOPP

Director

ERNST-ULRICH MATZ

Director

DR. FRANK TRÖMEL

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

PETER ZÜHLSDORFF

Director

VINCENT J. ESPOSITO

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

SANDRA M. SCHAUFLER

Chief Investment Officer

ELISA METZGER*

Chief Legal Officer

PHILIP GALLO

Chief Compliance Officer

KATHLEEN SULLIVAN D’ERAMO

Assistant Treasurer

JOHN MILLETTE*

Secretary

42727 (2/06)

*On January 30, 2006, Elisa Metzger was elected Chief Legal Officer and John Millette was elected Secretary of the Fund.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

Investors Bank & Trust Company

Shareholder Services

P.O. Box 642, OPS 22

Boston, MA 02117-0642

Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund’s net asset value per share and changes in the MDAX, NEMAX 50 and Midcap Market Performance indices should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of the Fund’s investments, the size of the Fund and variations in the foreign currency/dollar exchange rate. Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

[Graphic Appears Here]

Copies of this report, monthly fact sheets and

other information are available at:

www.newgermanyfund.com

For latest net asset value, schedule of the Fund’s largest holdings, dividend data and shareholder inquiries, please call 1-800-GERMANY in the U.S. or 617-443-6918 outside of the U.S.

ITEM 2.	CODE OF ETHICS.

As of the end of the period, December 31, 2005, New Germany Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors has determined that the Fund has at least one ‘audit committee financial expert’ serving on its audit committee: Mr. John H. Cannon, and Mr. Robert H. Wadsworth. Each of these audit committee members is ‘independent,’ meaning that he is not an ‘interested person’ of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An ‘audit committee financial expert’ is not an ‘expert’ for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an ‘audit committee financial expert.’ Further, the designation of a person as an ‘audit committee financial expert’ does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the ‘audit committee financial expert’ designation. Similarly, the designation of a person as an ‘audit committee financial expert’ does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

THE NEW GERMANY FUND, INC.

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2005	$63,000	$0	$0	$0
2004	$54,900	$0	$6,700	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2005	$268,900	$197,605	$0
2004	$431,907	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2005	$0	$197,605	$104,635	$302,240
2004	$6,700	$0	$253,272	$259,972

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant’s audit committee consists of Werner Walbrol (Chairman), Robert H. Wadsworth, Dr. Frank Tromel, and John H. Cannon.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), a Proxy Voting Desktop Manual (“Manual”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund’s custodian regarding proxies, considering the merits f each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor’s general position on various proposals, such as:

•	Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•

Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors. The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

•

Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•

Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The names of the persons primarily responsible for the day-to-day management of the Fund’s portfolio and their business experience during at least the past five years are set forth below.

Sandra M. Schaufler, CFA

Chief Investment Officer; joined the Fund in 2004.

•	Director, Deutsche Asset Management, New York (since 2004) and the Chief Investment Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc.
•	Formerly, Director of Equity Sales, HVB Capital Markets (2001-2003); Portfolio Manager, Deutsche Asset Management (1997-2001)

Michael Schmidt, CFA

Senior Fund Manager Equities; joined the Fund in 2005.

•

Managing Director, Deutsche Asset Management, Frankfurt (since 2005); Prior thereto Director, Deutsche Asset Management (2002-2005); prior thereto Vice President, Deutsche Asset Management (2001-2002).

•

Head of Portfolio Management Institutional Equity (since 2005) and Head of Equity Research Europe (since 2004), Deutsche Asset Management, Frankfurt; Prior thereto Head of Global Research Team for Telecommunications (2001 – 2004) as well as various positions in equity research and portfolio management (1994-2001).

Roles and Responsibilities

The Fund is managed by a team of investment professionals employed by the Investment Manager and the Investment Advisor, who collaborate to develop and implement the Fund’s investment strategy.

The Investment Advisor’s portfolio managers make recommendations to the Investment Manager’s portfolio managers with respect to the Fund’s investments; the Investment Manager’s portfolio managers determine which securities are suitable for the Fund’s investment. Upon instructions given by the Investment Manager’s portfolio managers as to which securities are suitable for investment, the Investment Advisor’s portfolio managers transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on the Fund’s behalf.

Compensation of Portfolio Managers

The Fund has been advised that the Investment Manager and Investment Advisor seek to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which are linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Investment Manager and Investment Advisor use a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Investment Manager and Investment Advisor consider a number of quantitative and qualitative factors such as:

•

DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Investment Manager and Investment Advisor assess compliance, risk management and teamwork skills.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Investment Manager and Investment Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Investment Manager and Investment Advisor analyze competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Sandra Schaufler	0
Michael Schmidt	0

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Investment Manager and Investment Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Sandra Schaufler	2	$737,000,000	0	0
Michael Schmidt	0	0	0	0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Sandra Schaufler	0	0	0	0
Michael Schmidt	2	$278,584,007	0	0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Sandra Schaufler	0	0	0	0
Michael Schmidt	4	$427,748,915	0	0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Investment Manager and Investment Advisor have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Investment Manager and Investment Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Manager and Investment Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Investment Manager and Investment Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Manager and Investment Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Manager and Investment Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Investment Manager and Investment Advisor attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Investment Manager and Investment Advisor have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Investment Manager and Investment Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Investment Manager and Investment Advisor have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Investment Manager and Investment Advisor are owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Investment Manager and Investment Advisor are affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts; such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Investment Manager and Investment Advisor’s advisory clients. The Investment Manager and Investment Advisor have instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board of Directors.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
	Total Number of	Average Price	Total Number of	Maximum Number of
Period	Shares Purchased*	Paid per Share	Shares Purchased as	Shares that May Yet Be
			Part of Publicly Announced	Purchased Under the
			Plans or Programs	Plans or Programs

January 1 through January 31	64,600	$8.99	n/a	n/a
February 1 through February 28	67,000	$9.35	n/a	n/a
March 1 through March 31	79,700	$9.41	n/a	n/a
April 1 through April 30	91,900	$9.22	n/a	n/a
May 1 through May 31	58,200	$8.94	n/a	n/a
June 1 through June 30	9,000	$9.02	n/a	n/a
July 1 through July 31	34,500	$9.60	n/a	n/a
August 1 through August 31	40,600	$10.19	n/a	n/a
September 1 through September 30	103,200	$10.42	n/a	n/a
Ocotber 1 through October 31	61,000	$10.14	n/a	n/a
November 1 through November 30	28,300	$9.91	n/a	n/a
December 1 through December 31	51,500	$10.21	n/a	n/a

Total	689,500	$9.65	n/a	n/a

* All shares were purchased in open market transactions.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund’s Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund’s common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund’s By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. Such notice shall include the specific information required by the Fund’s By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	New Germany Fund, Inc.

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	New Germany Fund, Inc.

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006